UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Orbsat Corp

(Exact name of registrant as specified in its charter)

Nevada	001-40447	65-0783722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 560-5355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OSAT	The Nasdaq Stock Market LLC
Warrants	OSATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Orbsat Corp (the “Company”) the stockholders approved (i) the Company’s Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan” and awards previously granted under the 2020 Plan) (“Proposal 3”) and (ii) the Company’s 2021 Incentive Award Plan (the “2021 Plan”) (“Proposal 4”).

Upon approval of Proposal 3 and Proposal 4, the following equity grants become effective on December 16, 2021 (the “Effective Grant Date”):

Charles M. Fernandez, Executive Chairman and Chief Executive Officer

●	Award of 101,000 shares of restricted common stock of the Company under the 2020 Plan. All shares fully vested and issued on the Effective Grant Date.
●	Award of 275,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares to be issued and to vest on the first anniversary of the Effective Grant Date.
●	Award of an option under the 2021 Plan to buy 75,000 shares of Company common stock at an exercise price of $3.81 per share. The option vests one half on grant date and one half on the one-year anniversary of grant date. The option has a term of 10 years.

David Phipps, Director and President of Orbsat. Chief Executive Officer of Global Operations

●	Award of 275,000 shares of restricted common stock of the Company under the 2021 Plan. All shares fully vested and issued on the Effective Grant Date.

Kendall Carpenter, Director

●	Award of 20,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares to be issued and to vest on the first anniversary of the Effective Grant Date.

Louis Cusimano, Director

●	Award of 20,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares to be issued and to vest on the first anniversary of the Effective Grant Date.

Hector Delgado, Director

●	Award of 20,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares to be issued and to vest on the first anniversary of the Effective Grant Date.

John Miller, Director

●	Award of 20,000 shares of restricted common stock of the Company under the 2021 Plan. Half of the shares fully vested and issued on the Effective Grant Date. The second half of the shares to be issued and to vest on the first anniversary of the Effective Grant Date.

Paul R. Thomson, Executive Vice President and Chief Financial Officer

●	Award of 10,000 shares of restricted common stock of the Company under the 2021 Plan. All shares fully vested and issued on the Effective Grant Date.
●	Award of an option under the 2021 Plan to buy 10,000 shares of Company common stock at an exercise price of $3.81 per share. The option vests one half on grant date and one half on the one-year anniversary of grant date. The option has a term of 10 years.

Theresa Carlise, Chief Accounting Officer, Treasurer and Secretary

●	Award of 15,000 shares of restricted common stock of the Company under the 2021 Plan. All shares fully vested and issued on the Effective Grant Date.
●	Award of an option under the 2021 Plan to buy 15,000 shares of Company common stock at an exercise price of $3.81 per share. The option vests one half on grant date and one half on the one-year anniversary of grant date. The option has a term of 10 years.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The number of shares of common stock that voted on matters presented at the Annual Meeting was 4,542,559, representing approximately 70.11% of the 6,479,263 shares outstanding as of the October 22, 2021, the record date for the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 19, 2021 (the “Proxy Statement”), and are incorporated herein by reference.

1. The election of seven directors, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

NOMINEE	VOTES FOR	VOTES WITHHELD
Kendall Carpenter	2,355,741	48,123
Louis Cusimano	2,355,489	48,375
Hector Delgado	2,254,389	149,475
Douglas S. Ellenoff	2,342,589	61,275
Charles M. Fernandez	2,365,143	38,721
John Miller	2,356,140	47,724
David Phipps	2,351,343	52,521

2. The ratification the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

For: 4,501,965	Against: 40,481	Abstain: 113

3. The approval of the Company’s Amended and Restated 2020 Equity Incentive Plan and awards previously granted under the 2020 Equity Incentive Plan.

For: 2,298,113	Against: 85,689	Abstain: 20,062

4. The approval of the Company’s 2021 Incentive Award Plan.

For: 2,209,177	Against: 193,343	Abstain: 1,344

5. The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For: 2,250,902	Against: 150,539	Abstain: 2,423

6. The non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

One Year: 2,356,805	Two Years: 14,551	Three Years: 10,567	Abstain: 21,941

7. The approval of a certificate of amendment to the Company’s Amended and Restated Articles of Incorporation changing the Company’s name to NextPlat Corp.

For: 4,498,059	Against: 42,384	Abstain: 2,115

8. The authorization of the adjournment of the 2021 Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

For: 4,123,051	Against: 419,106	Abstain: 401

Based on the approval of the stockholders, our board of directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such an advisory vote.

For Proposals 1, 3, 4, 5, and 6 broker non-votes amounted to 2,138,695. For Proposals 7 and 8 broker non-votes amounted to 1.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

10.1	Orbsat Corp Amended and Restated 2020 Equity Incentive Plan
10.2 104	Orbsat Corp 2021 Incentive Award Plan Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBSAT CORP

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
December 22, 2021	Title:	Executive Chairman & Chief Executive Officer